Howe Barnes Hoefer & Arnett Investor Conference
Chicago, IL
John E. Peck,
President & Chief Executive Officer
Billy C. Duvall,
Senior Vice President & Chief Financial Officer
August 17, 2010
Exhibit 99.1

Certain statements contained herein are forward-looking statements, within the meaning of Section
27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are
subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. Actual results may differ materially from the results in these forward-
looking statements. Factors that might cause such a difference include, among other matters, changes in interest rates, economic conditions, governmental regulation and legislation, credit quality and competition affecting the Company’s business; the risk of natural disasters and future catastrophic events including terrorist related incidents; and other factors discussed in the Company’s Annual
Report on Form 10-K for the year ended December 31, 2009 and in subsequent reports filed on Form
10-Q and Form 8-K.
We can give no assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them does, what impact they will have on our results of operations and financial condition.  We disclaim any intent or obligation to publicly update or revise any forward-looking statements, regardless of whether new information becomes available, future developments occur or otherwise, except as required by law.
Cautionary and Forward Looking Statements

CALVERT CITY OFFICE
BENTON OFFICE
HOPKINSVILLE OFFICES
ELKTON OFFICE
CADIZ OFFICE
MURRAY OFFICES
FULTON OFFICES
CLARKSVILLE OFFICES
PLEASANT VIEW OFFICE
ERIN OFFICE
ASHLAND CITY OFFICE
KINGSTON SPRINGS OFFICE
Bowling Green
Nashville
Fort Campbell

HOPFEDBANCORP, INC.

Company Profile
Headquarters: Hopkinsville, Kentucky
18 branches: 11 in Kentucky; 7
in Tennessee
Total Assets: $1.1 billion
Common
Stockholders’ Equity: $95.4 million
Total Loans: $636.4 million
Total Deposits: $844.3 million

Source: SNL Financial LC and Company reports
Financials as of June 30, 2010

Recent Follow-on Common Stock Offering
Summary Rationale
Pricing date: June 16, 2010
Gross proceeds: $32.3 million (including
overallotment)
Price per share: $9.00
Shares issued: 3,583,334
Shares issued / total shares: 49.9%
Price/ pro forma tang. book value: 69.0%
Price performance since offering: 4.1%
Further strengthens our balance sheet
and regulatory capital ratios
Supports ongoing and future growth
Eventual redemption of our TARP
preferred capital
Current Pricing Multiples
Stock Price (as of 8/11/10): $9.37
TBV ($13.66): 68.6%
Earnings (Howe Barnes Estimates)
2010 ($1.24): 7.6x
2011 ($1.25): 7.5x
Source: SNL Financial LC and Company reports

Balance Sheet Strength
Consolidated Capital Ratios Asset Quality YTD as of June 30, 2010
Tier 1 Capital Ratio
(1)
: 10.61%
RBC Ratio
(1)
: 18.03%
TCE / TA: 8.58%
NPLs / Loans: 1.83%
NPAs / total assets:
Including TDRs: 2.22%
Excluding TDRs: 1.28%
NCOs / avg. loans: 0.54%
LLR / total loans: 1.35%
(1) Includes $18.4 million in TARP preferred equity

Market Areas – Clarksville/Hopkinsville
Source: SNL Financial LC and company reports
8 Offices in 4 counties
Clarksville, TN is ninth fastest
growing city in United States
Entire market area home to Ft.
Campbell Army Base with 22,000
active personnel – largest
employer in TN and KY
“Green Energy Corridor” – future
home of Hemlock Semiconductor
Diverse agricultural production –
corn, wheat, soybeans, cattle and
tobacco
Strong retail and service industries
Home to Austin Peay State
University with 10,000+ students
Recognized for growth potential,
talented labor pool and affordable
living
Market # of Deposits in Market
Rank Institution (State) branches Market ($MM) Share (%)
1 F&M Financial Corporation (TN) 9 415 $                   13.74%
2 Planters Financial Group Inc. (TN) 8 336                      11.12%
3 Regions Financial Corp. (AL) 7 310                      10.24%
4 HopFed Bancorp Inc. (KY) 7 309                      10.23%
5 BB&T Corp. (NC) 6 293                      9.70%
6 U.S. Bancorp (MN) 12 243                      8.05%
7 Legends Financial Holdings Inc (TN) 6 225                      7.44%
8 First Advantage Bancorp (TN) 5 208                      6.90%
9 Bank of America Corp. (NC) 4 191                      6.32%
10 Green Bankshares Inc (TN) 5 131                      4.33%
11 Todd Bancshares Inc. (KY) 4 113                      3.73%
12 Cumberland Bancorp Inc. (TN) 5 106                      3.50%
13 Cadiz Bancorp Inc. (KY) 4 73                        2.40%
14 Jackson Financial Corporation (KY) 2 69                        2.29%
15 J. R. Montgomery Bancorp. (OK) 1 0                           0.02%
Grand Total 85 3,021 $             100.00%
Clarksville/Hopkinsville MSA Market Share
(1)
(1) Source: SNL Financial LC; Branch deposit data as of June 30, 2009

Market Areas – Middle Tennessee
Source: SNL Financial LC and company reports
3 Offices in Cheatham County
and 1 in Houston County
Cheatham County is in
Nashville MSA and currently
serves as a Nashville bedroom
community
Light manufacturing
Management values good
deposit mix, long term growth
prospects and proximity to
Nashville
Market # of Deposits in Market
Rank Institution (State) branches Market ($MM) Share (%)
1 Regions Financial Corp. (AL) 67 6,120 $              18.78%
2 Bank of America Corp. (NC) 38 4,924                   13.71%
3 SunTrust Banks Inc. (GA) 57 4,220                   12.91%
4 Pinnacle Financial Partners (TN) 30 3,638                   9.53%
5 Fifth Third Bancorp (OH) 30 1,742                   5.08%
6 First Horizon National Corp. (TN) 49 1,659                   5.20%
7 Tennessee Commerce Bancorp Inc (TN) 1 1,205                   3.05%
8 Wilson Bank Holding Company (TN) 21 1,176                   3.59%
9 U.S. Bancorp (MN) 51 1,023                   2.84%
10 Green Bankshares Inc (TN) 21 717                      2.24%
11 First South Bancorp Inc. (TN) 10 601                      1.53%
12 Synovus Financial Corp. (GA) 10 541                      2.25%
13 BB&T Corp. (NC) 3 459                      1.44%
14 Wells Fargo & Co. (CA) 11 428                      1.11%
15 First Farmers Bancshares Inc. (TN) 10 378                      1.20%
16 Avenue Financial Holdings Inc. (TN) 6 350                      0.61%
17 Renasant Corp. (MS) 7 347                      1.16%
18 Reliant Bank (TN) 3 323                      0.84%
19 Southeastern Bancorp Inc. (TN) 9 293                      0.97%
20 Citizens Bncp Investment Inc. (TN) 10 272                      0.84%
47 HopFed Bancorp Inc. (KY) 3 59                        0.17%
Grand Total 564 34,682 $
Nashville MSA Market Share
(1)
(1) Source: SNL Financial LC; Branch deposit data as of June 30, 2009

Market Areas – Western Kentucky
6 Offices in 3 counties
Significant agricultural base
with prominent wheat, corn
and soybean production
Light manufacturing
Tourism focused on
Kentucky Lake and Land
Between the Lakes
Home to Murray State with
10,000+ students
Market # of Deposits in Market
Rank Institution (State) branches Market ($MM) Share (%)
1 Community Financial Services (KY) 6 323 $                   21.90%
2 HopFed Bancorp Inc. (KY) 6 320                      21.71%
3 BB&T Corp. (NC) 4 226                      15.34%
4 Regions Financial Corp. (AL) 5 208                      14.10%
5 BancKentucky Inc. (KY) 2 174                      11.81%
6 U.S. Bancorp (MN) 3 103                      6.98%
7 Citizens Bncp of Hickman Inc. (KY) 2 72                        4.88%
8 Reelfoot Bancshares Inc. (TN) 1 31                        2.11%
9 Exchange Bancshares Inc. (KY) 2 12                        0.81%
10 Jackson Financial Corporation (KY) 1 4                           0.28%
11 Woodforest Financial Group (TX) 1 1                           0.04%
12 Cadiz Bancorp Inc. (KY) 1 0                           0.03%
Grand Total 34 1,474 $             100.00%
Market Share – Fulton, Marshall and Calloway
Counties
(1)
(1) Source: SNL Financial LC; Branch deposit data as of June 30, 2009

Experienced Management
Our management team has over 150 years of combined industry
experience and strong ties to the Western Kentucky and Middle
Tennessee markets
Years with Industry
Name Position HFBC Experience Previous experience
John Peck President & CEO 10 29 President and CEO of United Commonwealth Bank
President of Firstar Bank-Calloway County
Mike Woolfolk Chief Operating Officer 10 38 President of Firstar Bank-Marshall County
Senior Vice President of Operations of Citizens Bank
Billy Duvall Chief Financial Officer 9 20 Auditor with Rayburn, Betts & Bates, P.C.
Examiner with National Credit Union Administration
Michael Stalls SVP & Chief Credit Officer 7 36 Senior Lending Officer at Regions Bank (Southern TN)
Boyd Clark SVP & Corporate Secretary 38 38 Held a variety of positions all at Heritage Bank

Business Strategy
Focus on relationship banking
We operate our franchise in a manner that provides local decision making in our retail offices
We have a local market president and a local market advisory board within our larger markets
Focus on our existing market footprint
Our markets are ideal for a community bank as they provide both stability and growth
Ft. Campbell military base, located within our markets, is a major source of stability
Considerable population growth is projected for both the Clarksville and Nashville MSAs
Take advantage of our unique position as a middle market player
Our primary competitors are either large regional banks or smaller community banks
We are small enough to present ourselves to our customers as a locally-based community bank, yet large enough to attract businesses that require a larger capital  base to service their needs
Continue to reposition our balance sheet
In the last ten years we have transformed our Bank from a traditional mutual savings bank into a highly diversified financial institution
We believe that the continued diversification of our loan portfolio and improved deposit mix will result in improved operating results
We distinguish our self from our competition by offering comprehensive banking services to businesses and individuals in our markets with personalized service

Franchise Transformation - Lending
Over the last 10 years, we have transformed our franchise from a traditional mutual to a vibrant community bank
  dollars in thousands
Dec. 31, 2000 Dec. 31, 2005 June 30, 2010
Branches: 5 9 18
Employees: 33 126 245
Loans:
1-4 Family 93,147 $       71.1% 211,564 $     52.7% 231,445 $     36.4%
Mulit-family 2,841             2.2% 6,613             1.7% 48,352           7.6%
CRE 21,695           16.5% 102,676        25.6% 196,054        30.8%
C&D 5,729             4.4% 16,592           4.1% 90,211           14.2%
C&I 946                  0.7% 36,945           9.2% 50,926           8.0%
Consumer 6,691             5.1% 26,924           6.7% 19,440           3.0%
Total 131,049 $     100.0% 401,314 $     100.0% 636,428 $     100.0%

Franchise Transformation - Funding
Over the last 10 years, we have transformed our franchise from a traditional mutual to a vibrant community bank
  dollars in thousands
Dec. 31, 2000 Dec. 31, 2005 June 30, 2010
Deposits
Transaction Accounts
Non-Interest Bearing 3,828 $          2.3% 36,918 $       7.6% 69,788 $       8.3%
Interest Bearing 9,527             5.7% 96,949           20.1% 138,956        16.4%
Total 13,355          8.0% 133,867        27.7% 208,744        24.7%
MMDA & Savings 34,371           20.8% 97,477           20.2% 62,425           7.4%
Time Deposits
Retail < $100K 103,446        62.5% 174,741        36.2% 377,639        44.7%
Retail > $100K 14,432           8.7% 76,643           15.9% 111,161        13.2%
Brokered --- --- --- --- 84,376           10.0%
Total 117,878        71.2% 251,384        52.1% 573,176        67.9%
Total 165,604 $     100.0% 482,728 $     100.0% 844,345 $     100.0%

Asset Quality
Non-performing Assets Detail
Much of our past success is
attributable to our
commitment to conservative
lending practices
During the recent economic
downturn, we have remained
profitable, while continuing to
fund our allowance for loan
losses at appropriate levels
Source: SNL Financial LC and company reports
Non-performing Assets to Total Assets
(1)
(1) KY Banks & Thrifts include all banks and thrifts headquartered in Kentucky that are listed on a major stock exchange.
($ in thousands) 2005 2006 2007 2008 2009 Q2'10
Non-performing loans $           996 $           863 $           593 $        7,321 $         11,209 $    11,655
ORE 228 342 347 875 1,883 2,491
Non-performing assets $        1,224 $        1,205 $           940 $        8,196 $         13,092 $    14,146
Total loans $    401,314 $    499,438 $    581,094 $    634,210 $       650,945 $  636,428
Allowance for loan loss 4,004 4,470 4,842 6,133 8,851 8,571
Total assets 639,589 770,888 808,352 967,560 1,029,876 1,106,431
NPAs / Total loans 0.25% 0.17% 0.10% 1.16% 1.72% 1.83%
NPAs / Total assets 0.19% 0.16% 0.12% 0.84% 1.28% 1.28%
ALL /  Total loans 1.00% 0.90% 0.30% 0.97% 1.36% 1.35%
ALL /  NPAs 402.01% 519.96% 816.53% 83.01% 78.96% 73.54%
2.11%
1.28%
0.19%
0.16%
0.12%
0.84%
1.28%
1.29%
0.89%
0.94%
1.94%
0.59%
0.45%
1.93%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
2005 2006 2007 2008 2009 Q1'10 Q2'10
HopFed Bancorp, Inc. KY Banks & Thrifts Median

Loan Portfolio
Total Loan Portfolio
(1)
Over the last 10 years we have transformed
our loan portfolio to near optimum
concentrations and our continued loan
diversification will lead to improved
operating results
Total Loans: $636.5 million
Weighted Average Yield:
6.17%
(1) As of June 30, 2010
1-4 Family
36.4%
Mulit-family
7.6%
Commercial
Real Estate
30.8%
C&D 14.2%
C&I 8.0%
Consumer,
3.0%
Outstanding % of Total % of Risk
Balance
Loans Based Capital
Consumer 19,440 $         3.0% 15.8%
RE  - 1 - 4 family 231,445 36.4% 188.5%
Multi-family 48,352 7.6% 39.4%
CRE (investor) 31,432 4.9% 25.6%
CRE (owner occupied) 164,622 25.9% 134.1%
Construction 28,584 4.5% 23.3%
Land & land development 61,627 9.7% 50.2%
C&I 50,926 8.0% 41.5%
Total
$  636,428 100.0% 518.4%
Loan Portfolio Concentration (1)
122,803 Consolidated Risk Based Capital $
Source: SNL Financial LC and company reports

13% CAGR
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$483
$569
$599
$713
$794
$844
2005
2006
2007
2008
2009
Q2'10

HOPFEDBANCORP, INC.

Deposit Portfolio
Total Deposit Breakout
(1)
Total Deposit Growth ($M)
2010 Deposit Cost Summary
1
st
Qtr. Overall Cost of Deposits:  2.27%
2
nd
Qtr. Overall Cost of Deposits:   2.14%
Marketing campaign focused on increasing
our market share of checking accounts
that began in 2008 has netted 4,000 new
noninterest bearing checking accounts in
each of the last two years
Our base of core deposits has been a
driver of our net interest margin and
profitability throughout our recent history
Brokered deposits represent 10.0% of
total deposits and we have agreed not to
increase our brokered deposits without
prior OTS approval
Source: SNL Financial LC and company reports
(1) As of June 30, 2010
Interest
Bearing
16%
MMDA &
Savings
7%
Retail < $100K
46%
Retail > $100K
13%
Brokered
10%
Non-Interest
Bearing
8%

Financial Metrics
Source: Company reports
At or for the six months
ended June 30, At or for the year ended December 31,
2010 2009 2009 2008 2007 2006 2005
(unaudited)
($ in thousands, except per share data)
Statement of Income:
Net interest income $         15,218 $         12,957 $         26,829 $         23,057 $         20,142 $         17,380 $         14,192
Provision for loan losses 1,469 1,936 4,199 2,417 976 1,023 1,250
Non-interest income 4,765 5,100 10,225 8,344 7,231 5,765 4,532
Non-interest expense 12,973 12,743 30,483 22,417 20,553 16,514 11,600
Income before income taxes 5,541 3,378 2,372 6,567 5,844 5,608 5,874
Provision for income taxes 1,610 1,001 397 1,952 1,728 1,700 1,744
Net income 3,931 2,377 1,975 4,615 4,116 3,908 4,130
Preferred stock dividends 511 511 1,031 56 - - -
Net income available to common stockholders $           3,420 $           1,866 $              944 $           4,559 $           4,116 $           3,908 $           4,130
Balance Sheet:
Assets $    1,106,431 $    1,001,794 $    1,029,876 $       967,560 $       808,352 $       770,888 $       639,589
Loans receivable, net 627,857 637,111 642,355 628,356 576,252 494,968 397,310
Deposits 844,345 743,547 794,144 713,005 598,753 569,433 482,728
Subordinated debentures 10,310 10,310 10,310 10,310 10,310 10,310 10,310
Total stockholders' equity 113,806 79,809 79,949 78,284 55,803 52,270 49,842
Performance Ratios:
Return on average assets 0.74% 0.48% 0.09% 0.55% 0.53% 0.56% 0.69%
Return on average equity 9.24 5.93 1.18 8.08 7.84 7.65 8.33
Net interest margin 3.28 2.91 2.97 3.06 2.89 2.71 2.61
Efficiency ratio 62.58 69.33 80.73 70.41 73.66 70.66 61.95
Capital Ratios:
Tangible common equity to tangible assets 8.58% 5.58% 5.87% 5.52%
6.01%
5.73% 7.06%
Tier 1 capital to risk weighted assets (Company) 10.6% 12.6% 12.7% 12.7%
10.1%
11.0% 14.7%
Total capital to risk weighted assets (Company) 18.0% 13.8% 13.8% 13.7%
11.0%
11.8% 15.7%
Tier 1 capital to risk weighted assets (Bank) 8.9% 7.8% 12.2% 11.7%
9.6%
10.4% 14.0%
Total capital to risk weighted assets (Bank) 15.0% 13.0% 13.3% 12.6%
10.5%
11.3% 15.0%
Per Share Data:
Basic earnings per share $              0.91 $              0.52 $              0.26 $              1.28 $              1.15 $              1.08 $              1.13
Diluted earnings per share 0.91 0.52 0.26 1.27 1.14 1.07 1.13
Book value per share 13.74 17.22 17.12 16.70 15.54 14.41 13.66
Tangible book value per share 13.60 15.44 16.80 14.81 13.40 12.03 12.27
Dividends per share 0.12 0.12 0.48 0.48 0.48 0.48 0.48
Weighted average shares outstanding - basic 3,757,614 3,568,257 3,569,969 3,572,127 3,588,163 3,634,138 3,644,178
Weighted average shares outstanding - diluted 3,757,614 3,568,257 3,569,969 3,597,483 3,607,870 3,659,666 3,669,918
Common shares outstanding 6,971,616 3,594,620 3,594,620 3,585,049 3,592,033 3,627,906 3,649,078

0.69%
0.56%
0.53%
0.55%
0.74%
0.09%
0.00%
0.25%
0.50%
0.75%
1.00%
1.25%
1.50%
2005 2006 2007 2008 2009 YTD
61.95%
70.66%
73.30%
69.84%
66.88%
62.58%
40.00%
50.00%
60.00%
70.00%
80.00%
2005 2006 2007 2008 2009 YTD
2.61%
2.71%
2.89%
3.06%
2.97%
3.28%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
2005 2006 2007 2008 2009 YTD
9.24% 8.33%
7.65%
7.84%
8.08%
1.18%
0.00%
2.50%
5.00%
7.50%
10.00%
12.50%
15.00%
2005 2006 2007 2008 2009 YTD
Historical Performance
Return on Average Equity
Net Interest Margin Efficiency Ratio
(1)
Return on Average Assets
HopFed Bancorp, Inc. KY Banks & Thrifts (2)
Source: SNL Financial LC and company reports
(1) Excludes goodwill impairment and foreclosed property expense.
(2) KY Banks & Thrifts include all banks and thrifts headquartered in Kentucky that are listed on a major stock exchange.

Why Invest in HopFed Bancorp, Inc.
History of strong financial performance
We have remained profitable during the recent economic downturn and believe that we are positioned to take advantage of future growth opportunities
Strong Asset Quality
Our asset quality metrics have remained superior to our peers
Experienced Management Team
We have an experienced and energetic management team with strong relationships in our market areas
Disciplined approach to internal and external growth
We are confident in our ability to successfully integrate future branch or whole bank acquisitions as well as grow through de novo branches
Attractive Entry Point
Opportunity to invest in a high quality franchise with a proven track record and at a significant discount to tangible book value and peer trading multiples
We believe there will be exceptional opportunities for responsible strategic growth in our market areas

Public Company Comparables
Source: SNL Financial LC and company reports
Publicly traded banks headquartered in Kentucky and listed on a major stock exchange
YTD as of June 30, 2010
Pricing data as of August 11, 2010
Total TCE / Price/
Assets Tg. Assets Price/ LTM NIM LLRs/ NPAs/
Ticker Company Name City, State ($MM) (%) TBV (%) EPS (x) ROAA (%) ROAE (%) (%) Loans (%) Assets (%)
CTBI Community Trust Bancorp Inc. Pikeville, KY 3,209 8.43 148.5 14.0 0.97 9.37 4.06 1.48 2.83
RBCAA Republic Bancorp Inc. Louisville, KY 3,140 11.36 121.2 6.9 2.80 30.15 5.73 1.21 2.20
FFKT Farmers Capital Bank Corp. Frankfort, KY 2,093 5.76 34.4 NM 0.44 6.34 3.00 2.09 5.98
SYBT S.Y. Bancorp Inc. Louisville, KY 1,859 8.68 203.3 18.6 1.17 13.24 3.88 1.55 0.82
PBIB Porter Bancorp Inc. Louisville, KY 1,761 7.80 79.4 16.6 0.27 2.78 3.45 2.01 6.66
BKYF Bank of Kentucky Finl Corp. Crestview Hills, KY 1,520 5.71 122.9 16.7 0.57 6.29 3.72 1.46 1.78
FFKY First Financial Service Corp. Elizabethtown, KY 1,239 5.29 44.0 NM 0.11 1.60 3.15 2.19 4.19
CZFC Citizens First Corp. Bowling Green, KY 347 5.23 82.3 NM 0.66 6.11 4.03 1.67 0.53
Average 1,896 7.28 104.5 14.6 0.87 9.49 3.88 1.71 3.12
Median 1,810 6.78 101.7 16.6 0.62 6.32 3.80 1.61 2.52
HFBC HopFed Bancorp Inc. Hopkinsville, KY 1,106 8.58 68.6 14.2 0.74 9.24 3.28 1.35 2.22
Valuation Data: Operating Data:

Appendix: Company History
1879: The Bank was founded under the name Hopkinsville Building and Loan Association
1940: The Bank converted to a savings association and began insuring deposits
1983: The Bank became a federal mutual savings bank
1997: HopFed Bancorp, Inc. was incorporated under the laws of Delaware
1998: The Bank converted from a federal mutual savings bank to a federal stock savings bank and the Company became listed on the NASDAQ
2000: John E. Peck named President and Chief Executive Officer
2002: Bank changed name from Hopkinsville Federal Savings Bank to  Heritage Bank
2002: Acquired two branch offices in Fulton, Kentucky from Old National Bancorp
2006: Acquired four branch offices in Middle Tennessee from AmSouth Bancorp
2006: Opened first of three branch offices in Clarksville, Tennessee
2008: Issued $18.4 million of Series A Preferred Stock under CPP to the Treasury
June 2010: Completed sale of 3,583,334 shares of common stock
We are a Kentucky-based unitary savings and loan holding company.
Our wholly-owned savings bank subsidiary is Heritage Bank.

John E. Peck Billy C. Duvall President & Chief Executive Officer SVP & Chief Financial Officer (270) 887-8401 (270) 887-8404 john.peck@bankwithheritage.com billy.duvall@bankwithheritage.com